UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 04/30/2019

STEPAN COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4462	36-1823834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois		60093
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 446-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	SCL	New York Stock Exchange

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)Stepan Company (“Stepan”) held its Annual Meeting of Stockholders on April 30, 2019 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Second Amendment to the Stepan Company 2011 Incentive Compensation Plan (the “Plan Amendment”), which was adopted by the Company’s Board of Directors on February 20, 2019, subject to stockholder approval.  The Plan Amendment became effective on April 30, 2019.  The Plan Amendment (1) extended the term of the Stepan Company 2011 Incentive Compensation Plan, as amended (the “Incentive Plan”), to the earliest of (a) the tenth anniversary of the effective date of the amendment, (b) the date of the 2029 Annual Meeting of Stockholders, or (c) the date on which the Incentive Plan is terminated; (2) authorized the issuance of a total of 1,300,000 shares of the Company’s Common Stock under the Incentive Plan and (3) due to the impact of the Tax Cuts and Jobs Act, amended certain provisions that were designed to comply with the performance-based compensation exemption of Section 162(m) of the Internal Revenue Code.

A description of the terms and conditions of the Incentive Plan, as amended, is set forth under the heading “Proposal No. 3:  Approve an Amendment to the Stepan Company 2011 Incentive Compensation Plan” in Stepan’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 29, 2019, which description is incorporated herein by reference.  The foregoing summary is qualified in its entirety by the complete text of the Plan Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders

At the Annual Meeting there were 20,820,562 shares of Stepan’s common stock represented to vote either in person or by proxy, which represented a quorum. Stockholders voted on the following matters at the Annual Meeting: (1) election of two nominees to serve as directors until the annual meeting of stockholders to be held in 2022; (2) an advisory resolution on the compensation of Stepan’s named executive officers; (3) approval of the Plan Amendment and (4) ratification of the appointment of Deloitte & Touche LLP as Stepan’s independent registered public accounting firm for fiscal year 2019.

Set forth below are the matters acted upon at the Annual Meeting and final voting results on each such matter as reported by Stepan’s inspector of elections.

Proposal 1:  Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael R. Boyce	15,523,905	3,268,920	14,917	2,012,820
Edward J. Wehmer	15,273,499	3,514,728	19,515	2,012,820

Proposal 2:  Advisory Vote to Approve the Compensation of Stepan’s Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,145,092	635,787	26,862	2,012,820

Proposal 3: Approve an Amendment to the Stepan Company 2011 Incentive Compensation Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,216,504	534,892	56,345	2,012,820

Proposal 4:  Ratification of the Appointment of Deloitte & Touche LLP as Stepan’s Independent Registered Public Accounting Firm for 2019

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,566,916	234,552	19,094	0

Item 9.01.Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
10.1	Second Amendment to the Stepan Company 2011 Incentive Compensation Plan

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to the Stepan Company 2011 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY
Date: May 6, 2019
	By:	/s/ Brian Bichkoff
Brian Bichkoff
Interim General Counsel and Secretary